Exhibit 99.2

CTO REALTY GROWTH, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

On October 14, 2022, CTO Realty Growth, Inc. (the “Company”) completed the acquisition of a grocery-anchored mixed-use center in the Richmond, Virginia Metropolitan Area (“West Broad Village”) from a certain institutional owner  for a purchase price of $93.85 million. The acquisition was funded using (a) available cash, (b) 1031 like-kind exchange proceeds generated from certain of the Company’s previously completed property dispositions, and (c) proceeds from the Company’s revolving credit facility, and was structured as a reverse like-kind exchange in order to account for possible future dispositions of income properties by the Company.

On December 29, 2022, the Company completed the acquisition of a lifestyle, mixed-use property in the Forsyth submarket of Atlanta, Georgia (“The Collection at Forsyth”) from a certain institutional owner for a purchase price of $96.0 million. The acquisition was funded using (a) available cash and (b) proceeds from the Company’s revolving credit facility, and was structured as a reverse like-kind exchange in order to account for possible future dispositions of income properties by the Company.

The following unaudited pro forma consolidated balance sheet as of September 30, 2022, unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2022, and unaudited pro forma consolidated statement of operations for the year ended December 31, 2021 (collectively, the “Unaudited Pro Forma Financials”) give effect to the acquisitions of West Broad Village and The Collection at Forsyth. The adjustments in the Unaudited Pro Forma Financials are referred to herein as the “Property Acquisition Transaction Accounting Adjustments.”

Transaction Accounting Adjustments

The Unaudited Pro Forma Financials present the effects of the acquisitions of West Broad Village and The Collection at Forsyth (together, the “Properties”) as though such acquisitions had occurred on January 1, 2021, the beginning of the earliest applicable reporting period.

Unaudited Pro Forma Financials

The Unaudited Pro Forma Financials are based on the estimates and assumptions as of the date of this Current Report on Form 8-K set forth in the notes to the Unaudited Pro Forma Financials, which are preliminary and have been made solely for the purpose of developing such pro forma information. The Unaudited Pro Forma Financials are not necessarily indicative of the financial position or operating results that would have been achieved had the acquisitions of the Properties occurred on the date indicated, nor are they necessarily indicative of the Company’s future financial position or operating results. Assumptions underlying the adjustments to the Unaudited Pro Forma Financials are described in the accompanying notes, which should be read in conjunction with the Unaudited Pro Forma Financials.

CTO REALTY GROWTH, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2022

(In thousands, except share and per share data)

		Property Acquisition		Property Acquisition
		Transaction		Transaction
		Accounting		Accounting
		Adjustments -		Adjustments - The
	Historical	West Broad Village	Notes	Collection at Forsyth	Notes	Pro Forma
ASSETS
Real Estate:
Land, at Cost	$209,298	$12,110	[A]	$8,999	[A]	$230,407
Building and Improvements, at Cost	377,758	65,776	[A]	75,215	[A]	518,749
Other Furnishings and Equipment, at Cost	746	—		—		746
Construction in Process, at Cost	10,717	—		—		10,717
Total Real Estate, at Cost	598,519	77,886		84,214		760,619
Less, Accumulated Depreciation	(31,278)	—		—		(31,278)
Real Estate—Net	567,241	77,886		84,214		729,341
Land and Development Costs	685	—		—		685
Intangible Lease Assets—Net	87,671	18,047	[A]	14,966	[A]	120,684
Investment in Alpine Income Property Trust, Inc.	35,260	—		—		35,260
Mitigation Credits	2,846	—		—		2,846
Mitigation Credit Rights	19,999	—		—		19,999
Commercial Loan and Investments	46,201	—		—		46,201
Cash and Cash Equivalents	9,532	(4,693)	[B]	(4,000)	[B]	839
Restricted Cash	37,292	(35,040)	[B]	—	[B]	2,252
Refundable Income Taxes	448	—		—		448
Deferred Income Taxes—Net	61	—		—		61
Other Assets	38,536	—		—		38,536
Total Assets	$845,772	$56,200		$95,180		$997,152

See accompanying notes to unaudited pro forma consolidated financial statements.

CTO REALTY GROWTH, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET (Continued)

AS OF SEPTEMBER 30, 2022

(In thousands, except share and per share data)

		Property Acquisition		Property Acquisition
		Transaction		Transaction
		Accounting		Accounting
		Adjustments -		Adjustments - The
	Historical	West Broad Village	Notes	Collection at Forsyth	Notes	Pro Forma
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Accounts Payable	$1,136	$—		$—		$1,136
Accrued and Other Liabilities	18,149	1,487	[B]	741	[B]	20,377
Deferred Revenue	5,840	409	[B]	671	[B]	6,920
Intangible Lease Liabilities—Net	5,995	1,341	[A]	2,905	[A]	10,241
Long-Term Debt	370,248	52,963	[B]	90,863	[B]	514,074
Total Liabilities	401,368	56,200		95,180		552,748
Commitments and Contingencies
Stockholders’ Equity:
Preferred Stock – 100,000,000 shares authorized; $0.01 par value, 6.375% Series A Cumulative Redeemable Preferred Stock, $25.00 Per Share Liquidation Preference, 3,000,000 shares issued and outstanding at September 30, 2022	30	—		—		30
Common Stock – 500,000,000 shares authorized; $0.01 par value, 18,796,612 shares issued and outstanding at September 30, 2022	188	—		—		188
Additional Paid-In Capital	97,419	—		—		97,419
Retained Earnings	329,317	—		—		329,317
Accumulated Other Comprehensive Income	17,450	—		—		17,450
Total Stockholders’ Equity	444,404	—		—		444,404
Total Liabilities and Stockholders’ Equity	$845,772	$56,200		$95,180		$997,152

See accompanying notes to unaudited pro forma consolidated financial statements.

CTO REALTY GROWTH, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2022

(In thousands, except share and per share data)

		Property Acquisition		Property Acquisition
		Transaction		Transaction
		Accounting		Accounting
		Adjustments -		Adjustments - The
	Historical	West Broad Village	Notes	Collection at Forsyth	Notes	Pro Forma
Revenues
Income Properties	$49,229	$6,664	[A][B]	$9,300	[A][B]	$65,193
Management Fee Income	2,835	—		—		2,835
Interest Income From Commercial Loans and Investments	3,331	—		—		3,331
Real Estate Operations	4,395	—		—		4,395
Total Revenues	59,790	6,664		9,300		75,754
Direct Cost of Revenues
Income Properties	(13,943)	(1,724)	[A]	(3,041)	[A]	(18,708)
Real Estate Operations	(1,940)	—		—		(1,940)
Total Direct Cost of Revenues	(15,883)	(1,724)		(3,041)		(20,648)
General and Administrative Expenses	(8,972)	—		—		(8,972)
Depreciation and Amortization	(20,401)	(2,525)	[B]	(4,953)	[B]	(27,879)
Total Operating Expenses	(45,256)	(4,249)		(7,994)		(57,499)
Gain on Disposition of Assets	4,728	—		—		4,728
Other Gains and Income	4,728	—		—		4,728
Total Operating Income	19,262	2,415		1,306		22,983
Investment and Other Loss	(6,270)	—		—		(6,270)
Interest Expense	(7,216)	(577)	[C]	(990)	[C]	(8,783)
Income Before Income Tax Benefit	5,776	1,838		316		7,930
Income Tax Benefit	461	—		—		461
Net Income Attributable to the Company	6,237	1,838		316		8,391
Distributions to Preferred Stockholders	(3,586)	—		—		(3,586)
Net Income Attributable to Common Stockholders	$2,651	$1,838		$316		$4,805

Per Share Information:
Basic and Diluted Net Income Attributable to Common Stockholders	$0.15	$0.10		$0.02		$0.27

Weighted Average Number of Common Shares
Basic and Diluted	18,044,299	18,044,299		18,044,299		18,044,299

See accompanying notes to unaudited pro forma consolidated financial statements.

CTO REALTY GROWTH, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2021

(In thousands, except share and per share data)

		Property Acquisition		Property Acquisition
		Transaction		Transaction
		Accounting		Accounting
		Adjustments -		Adjustments - The
	Historical	West Broad Village	Notes	Collection at Forsyth	Notes	Pro Forma
Revenues
Income Properties	$50,679	$8,679	[A][B]	$12,319	[A][B]	$71,677
Management Fee Income	3,305	—		—		3,305
Interest Income From Commercial Loan and Investments	2,861	—		—		2,861
Real Estate Operations	13,427	—		—		13,427
Total Revenues	70,272	8,679		12,319		91,270
Direct Cost of Revenues
Income Properties	(13,815)	(2,258)	[A]	(4,021)	[A]	(20,094)
Real Estate Operations	(8,615)	—		—		(8,615)
Total Direct Cost of Revenues	(22,430)	(2,258)		(4,021)		(28,709)
General and Administrative Expenses	(11,202)	—		—		(11,202)
Impairment Charges	(17,599)	—		—		(17,599)
Depreciation and Amortization	(20,581)	(3,367)	[B]	(6,604)	[B]	(30,552)
Total Operating Expenses	(71,812)	(5,625)		(10,625)		(88,062)
Gain on Disposition of Assets	28,316	—		—		28,316
Loss on Extinguishment of Debt	(3,431)	—		—		(3,431)
Other Gains and Income	24,885	—		—		24,885
Total Operating Income	23,345	3,054		1,694		28,093
Investment and Other Income	12,445	—		—		12,445
Interest Expense	(8,929)	(770)	[C]	(1,320)	[C]	(11,019)
Income Before Income Tax Benefit	26,861	2,284		374		29,519
Income Tax Benefit	3,079	—		—		3,079
Net Income Attributable to the Company	29,940	2,284		374		32,598
Distributions to Preferred Stockholders	(2,325)	—		—		(2,325)
Net Income Attributable to Common Stockholders	$27,615	$2,284		$374		$30,273

Per Share Information—See Note 3:
Basic and Diluted Net Income Attributable to Common Stockholders	$1.56	$0.13		$0.02		$1.71

Weighted Average Number of Common Shares
Basic and Diluted	17,676,810	17,676,810		17,676,810		17,676,810

See accompanying notes to unaudited pro forma consolidated financial statements.

CTO REALTY GROWTH, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1. BASIS OF PRESENTATION

The unaudited pro forma consolidated balance sheet as of September 30, 2022, unaudited pro forma consolidated statement of operations for the nine months ended September 30, 2022, and unaudited pro forma consolidated statement of operations for the year ended December 31, 2021 present the effects of the acquisitions of West Broad Village and The Collection at Forsyth as though they had occurred on January 1, 2021, the beginning of the earliest applicable reporting period.

The acquisitions of West Broad Village and The Collection at Forsyth were funded using (a) available cash, (b) 1031 like-kind exchange proceeds generated from certain of the Company’s previously completed property dispositions, and (c) proceeds from the Company’s revolving credit facility. The acquisitions were structured as reverse like-kind exchanges in order to account for possible future dispositions of income properties by the Company.

Unaudited Pro Forma Financials. The Unaudited Pro Forma Financials are based on the estimates and assumptions as of the date of this Current Report on Form 8-K set forth in the notes to the Unaudited Pro Forma Financials, which are preliminary and have been made solely for the purpose of developing such pro forma information. The Unaudited Pro Forma Financials are not necessarily indicative of the financial position or operating results that would have been achieved had the acquisitions of the Properties occurred on the date indicated, nor are they necessarily indicative of the Company’s future financial position or operating results. Assumptions underlying the adjustments to the Unaudited Pro Forma Financials are described in the accompanying notes, which should be read in conjunction with the Unaudited Pro Forma Financials.

NOTE 2. PRO FORMA ADJUSTMENTS

Pro Forma Consolidated Balance Sheet as of September 30, 2022

[A] Represents the fair value of the real estate acquired subsequent to September 30, 2022 which are allocated to the acquired tangible assets, consisting of building and improvements, as well as the right-of-use asset related to the land underlying the buildings, and identified intangible lease assets and liabilities, consisting of the value of above-market and below-market leases, the value of in-place leases, and the value of leasing costs. The fair value allocation was provided by a third-party valuation company.

The following represents the allocation of total acquisition costs for West Broad Village and The Collection at Forsyth, respectively (in thousands):

		The Collection
Allocation of Purchase Price:	West Broad Village	at Forsyth
Land, at Cost	$12,110	$8,999
Building and Improvements, at Cost	65,776	75,215
Intangible Lease Assets	18,047	14,966
Intangible Lease Liabilities	(1,341)	(2,905)
Total Acquisition Cost - Purchase Price Plus Acquisition Costs	$94,592	$96,275

[B] Represents the sources and uses of funds related to the West Broad Village and The Collection at Forsyth acquisition, which occurred subsequent to September 30, 2022.

The West Broad Village acquisition consisted of the use of available cash of $4.7 million, $35.0 million of like-kind exchange proceeds from certain of the Company’s previously completed property dispositions, and a draw on the Company’s unsecured revolving credit facility of $53.0 million for total sources of $92.7 million. The West Broad Village acquisition is summarized as follows: purchase price of $93.85 million plus closing costs of $0.7 million, for a total acquisition cost of $94.6 million, as allocated pursuant to Note [A] above, less $1.9 million of credits received at closing which are reflected as an increase in Accrued and Other Liabilities and Deferred Revenue of $1.5 million and $0.4 million, respectively, for total uses of $92.7 million.

The Collection at Forsyth acquisition consisted of the use of available cash of $4.0 million and a draw on the Company’s unsecured revolving credit facility of $90.9 million for total sources of $94.9 million. The Collection at Forsyth acquisition is summarized as follows: purchase price of $96.0 million plus closing costs of $0.3 million, for a total acquisition cost of $96.3 million, as allocated pursuant to Note [A] above, less $1.4 million of credits received at closing which are reflected as an increase in Accrued and Other Liabilities and Deferred Revenue of $0.7 million and $0.7 million, respectively, for total uses of $94.9 million.

Pro Forma Consolidated Statement of Operations for the Nine Months Ended September 30, 2022

[A] Represents adjustments to income property revenues totaling $16.0 million in the aggregate, based on the calculation of rent on a straight-line basis utilizing the existing lease terms, and related direct costs of income property revenues totaling $4.8 million in the aggregate for the nine months ended September 30, 2022. The Company recognizes rental revenue from operating leases on a straight-line basis over the life of the related leases. The pro forma adjustments reflect the estimated incremental straight-line rental income to be recognized over the remaining life of the leases at West Broad Village and The Collection at Forsyth as of the acquisition dates as though they had occurred on January 1, 2021, as compared to the straight-line rental income that had been recorded in (i) the Historical Summary of Revenues and Direct Costs of Revenues of The Collection at Forsyth for the relevant periods, and (ii) the Historical Summary of Revenues and Direct Costs of Revenues of West Broad Village filed on October 17, 2022 as Exhibit 99.2 to the Company’s Current Report on Form 8-K pursuant to the requirements under Item 9.01(a) of Form 8-K.

[B] Represents depreciation and amortization of real estate acquired related to West Broad Village and The Collection at Forsyth which totaled $2.5 million and $5.0 million, respectively, for the nine months ended September 30, 2022 based on the estimated remaining economic useful life for tangible assets and the weighted average remaining lease term for the related intangible assets and intangible liabilities. Capitalized above-and below-market lease values are amortized as a decrease or increase, respectively, to income property revenues which totaled $0.2 million, in the aggregate, for the nine months ended September 30, 2022 and is included in the $16.0 million increase to income property revenues referred to in Note [A] above.

[C] Represents additional interest expense of $1.6 million related to the draws on the Company’s revolving credit facility totaling $143.8 million in the aggregate, including (i) $53.0 million in connection with the acquisition of West Broad Village, and (ii) $90.9 million in connection with the acquisition of The Collection at Forsyth. The actual closings of the Properties were funded utilizing available cash, $35.0 million of like-kind exchange proceeds from certain of the Company’s previously completed property dispositions, and proceeds from draws on the Company’s revolving credit facility.

Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 2021

[A] Represents adjustments to income property revenues totaling $21.0 million in the aggregate, based on the calculation of rent on a straight-line basis utilizing the existing lease terms, and related direct costs of income property revenues totaling $6.3 million in the aggregate for the year ended December 31, 2021. The Company recognizes rental revenue from operating leases on a straight-line basis over the life of the related leases. The pro forma adjustments reflect the estimated incremental straight-line rental income to be recognized over the remaining life of the leases at West Broad Village and The Collection at Forsyth as of the acquisition dates as though they had occurred on January 1, 2021, as compared to the straight-line rental income that had been recorded in (i) the Historical Summary of Revenues and Direct Costs of Revenues of The Collection at Forsyth for the relevant periods, and (ii) the Historical Summary of Revenues and Direct Costs of Revenues of West Broad Village filed on October 17, 2022 as Exhibit 99.2 to the Company’s Current Report on Form 8-K pursuant to the requirements under Item 9.01(a) of Form 8-K.

[B] Represents depreciation and amortization of real estate acquired related to West Broad Village and The Collection at Forsyth which totaled $3.4 million and $6.6 million, respectively, for the year ended December 31, 2021, based on the estimated remaining economic useful life for tangible assets and the weighted average remaining lease term for the related intangible assets and intangible liabilities. Capitalized above-and below-market lease values are amortized as a decrease or increase, respectively, to income property revenues which totaled $0.2 million for the year ended December 31, 2021 and is included in the $21.0 million increase in income property revenues referred to in Note [A] above.

[C] Represents additional interest expense of $2.1 million related to the draws on the Company’s revolving credit facility totaling $143.8 million in the aggregate, including (i) $53.0 million in connection with the acquisition of West Broad Village, and (ii) $90.9 million in connection with the acquisition of The Collection at Forsyth. The actual closings of the Properties were funded utilizing available cash, $35.0 million of like-kind exchange proceeds from certain of the Company’s previously completed property dispositions, and proceeds from draws on the Company’s revolving credit facility.

NOTE 3. SUBSEQUENT EVENTS

Effective July 1, 2022, the Company’s common stock split three-for-one. Pursuant to FASB ASC Topic 505, Equity, the Company has adjusted the computations of basic and diluted earnings per share retroactively for the year ended December 31, 2021.

On December 5, 2022, the Company closed a public offering of 3,450,000 shares of common stock for total gross proceeds, before deducting underwriting discounts, commissions, and other offering expenses, of approximately $65.6 million. The additional available cash from the offering is not reflected in the pro forma financial statements as the closing of the offering occurred subsequent to the September 30, 2022 balance sheet date.